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                                                                         (j)(2)

                          HARDING, LOEVNER FUNDS, INC.
                               POWER OF ATTORNEY

         The undersigned directors of Harding, Loevner Funds, Inc. (the "Fund"), each hereby individually constitute and appoint Ric Reiter, Treasurer and Chief Financial Officer; Brendan J. O'Neill, Assistant Treasurer; Susan Mosher, Chief Compliance Officer and Anti-Money Laundering Compliance Officer; Rainer L.C. Frost, Secretary; Brian F. Link, Assistant Secretary; Brian C. Poole, Assistant Secretary; and each of them severally, acting alone without the other, his or her true and lawful attorney-in-fact with authority to execute in the name of each such director, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to the registration statement of the Fund on Form N-1A that may be necessary or advisable to enable the Fund and such registration statement to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such changes in such registration statement as the aforesaid attorney-in-fact executing the same shall deem appropriate.

         This power of attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

Signature                                  Title                       Date
---------                                  -----                       ----

/s/ David R. Loevner                       Director and President      2/21/06
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David R. Loevner

/s/ Jane A. Freeman                        Director                    2/19/06
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Jane A. Freeman

/s/ Samuel R. Karetsky                     Director                    2/21/06
-----------------------------------------
Samuel R. Karetsky

/s/ Raymond J. Clark                       Director                    2/21/06
-----------------------------------------
Raymond J. Clark

/s/ R. Kelly Doherty                       Director                    2/20/06
-----------------------------------------
R. Kelly Doherty